SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 10, 2012

THE BANK OF NEW YORK

MELLON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-52710	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wall Street New York, New York		10286
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of The Bank of New York Mellon Corporation (“BNY Mellon”) on April 10, 2012, each nominee for director was elected by a majority of votes cast. Management proposals 2 and 3 were approved. Stockholder proposals 4 and 5 were not approved. The proposals below are described in detail in BNY Mellon’s definitive proxy statement, dated March 9, 2012, filed with the Securities and Exchange Commission. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present, but were not treated as votes cast on a proposal. Therefore, broker non-votes and abstentions did not have the effect of a vote for or against the proposal and were not counted in determining the number of votes required for approval.

The results are as follows:

1.	The election of 12 directors for a term expiring at the end of our 2012 Annual Meeting of Stockholders (each nominee elected by a majority of votes cast):

Name of Director	For	Against	Abstained	Broker Non-Vote

Ruth E. Bruch	854,917,969	98,598,462	1,941,189	84,693,853
Nicholas M. Donofrio	943,219,886	10,276,838	1,960,896	84,693,853
Gerald L. Hassell	933,279,819	19,881,489	2,296,312	84,693,853
Edmund F. Kelly	854,243,899	99,255,666	1,958,055	84,693,853
Richard J. Kogan	853,876,370	99,549,561	2,031,689	84,693,853
Michael J. Kowalski	921,654,274	31,829,002	1,974,344	84,693,853
John A. Luke, Jr.	931,296,089	22,161,063	2,000,468	84,693,853
Mark A. Nordenberg	945,465,644	8,090,700	1,901,276	84,693,853
Catherine A. Rein	943,349,925	10,147,841	1,959,854	84,693,853
William C. Richardson	944,810,922	8,545,676	2,101,022	84,693,853
Samuel C. Scott III	854,434,644	98,903,483	2,119,493	84,693,853
Wesley W. von Schack	853,484,063	100,068,623	1,904,934	84,693,853

2.	Advisory resolution to approve executive compensation (approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote

553,955,489	390,951,388	10,550,743	84,693,853

58.63%	41.37%	*	*

3.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm (approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote

1,027,830,854	9,984,000	2,336,619	—

99.04%	0.96%	*	*

4.	Approval of stockholder proposal requesting adoption of a policy related to an independent chairman (not approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote

306,528,154	645,588,690	3,340,776	84,693,853

32.19%	67.81%	*	*

5.	Approval of stockholder proposal requesting cumulative voting in the election of directors (not approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote

251,361,939	700,207,545	3,888,136	84,693,853

26.42%	73.58%	*	*

* Abstentions and broker non-votes are not counted as votes cast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation
(Registrant)

Date: April 12, 2012	By:	/s/ Arlie R. Nogay
	Name:	Arlie R. Nogay
	Title:	Vice President & Assistant Secretary